UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2010

MEXICAN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-28234	76-0493269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12000 AEROSPACE AVENUE, SUITE 400
HOUSTON, TEXAS 77034
(Address of principal executive offices)                                                                           (Zip Code)

(Registrant's telephone number, including area code): (832) 300-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On April 2, 2010, Louis P. Neeb gave notice to Mexican Restaurants, Inc. (the “Company”) of his intention not to stand for re-election at the Company’s upcoming 2010 annual meeting of shareholders and to resign from his position as a director and Chairman of the Board of the Company effective at the 2010 annual meeting.  Mr. Neeb’s notice is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  After Mr. Neeb's current board term ends, the Company plans to name him Chairman Emeritus of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXICAN RESTAURANTS, INC.

Date: April 6, 2010	By: /s/ Andrew J. Dennard
Name: Andrew J. Dennard Title: Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary